CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report included in this quarterly report on Form 10-Q for the quarter ended June 30, 2001, of Southern California Edison Company into the previously filed Registration Statements which follow:

                 Registration Form               File No.                  Effective Date

                  Form S-3                      33-50251                 September 21, 1993
                  Form S-3                      333-44778                September 7, 2000

ARTHUR ANDERSEN LLP

Los Angeles, California
August 8, 2001